January 24, 2006
Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549-7010
Attention: Pamela A. Long
                    Mail Stop 7010

Re:	FortuNet, Inc.
Amendment No. 4 to Form S-1
Filed January 5, 2006
File No. 333-128391
Dear Ms. Long:
     With respect to the above-captioned filing, this letter responds to the comments set forth in your letter dated January 17, 2006. An Amendment No. 5 to Form S-1 is also filed in response to these comments. We will provide marked copies of the amendment to assist in your review.
     The paragraph numbers correspond to the paragraph numbers of the comments in your January 17 letter. For your convenience, we have set forth your comments in this letter with response below.
Shares Eligible for Future Sale, page 76
1.	We note the statement on page 76 that “one year from issuance, which will occur on the closing of this offering, 41,667 shares will be eligible for sale subject to volume, manner of sales and other limitations under Rule 144.” We assume the shares you are referring to are the shares being issued to Spiegel Partners LLC as compensation for future advisory services. We also note your disclosure on page 78 stating that the National Association of Securities Dealers, Inc. has determined that all compensation payable to Spiegel Partners LLC, which includes the 41,667 shares, will be deemed to be underwriting compensation.

Given that the shares issuable to Spiegel Partners LLC upon the closing of the offering are deemed underwriting compensation and you are not registering the issuance of those shares to Spiegel Partners LLC or the resale of the shares by Spiegel Partners LLC, please tell us why you believe Rule 144 for is available for resales or revise your disclosure as necessary. For additional guidance in this regard, please see Release 33-6099 Section I. Question 10 and the Manual of Publicly Available

Securities and Exchange Commission January 24, 2006 Page 2
Telephone Interpretations on our website at www.sec.gov, Section C. Rule 144, numbers four and six.
RESPONSE:
The shares to be issued to Speigel Partners, LLC have been included in this registration statement. Revisions on the cover page and at pages 72 and 76 have been made to reflect the registration and conditions on the resale of these shares by Speigel Partners, LLC.
Exhibit 5.1
2.	Please file a dated legal opinion with your next amendment.

RESPONSE:

A dated and signed legal opinion has been filed as Exhibit 5.1 to Amendment No. 5.
* * * * * *
     We believe the above to be fully responsive to the comments set forth in your January 17, 2006 letter. Your prompt review and clearance of the referenced filings would be greatly appreciated. If you have any questions or need any additional information on a supplemental basis prior to formally responding, please contact the undersigned immediately at (602) 262-5712 or by facsimile at (602) 734-3911.
Very truly yours,

Thomas J. Morgan
TJM/pad/daa

cc:	Yuri Itkis
Jack Coronel
Bill Jacques
Robert Hambrecht
Timothy Harris, Esq.
Russ Andrews